Other Income (Expense) - Summary of Other Income (Expense) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of other operating income [line items]
Interest income	$ 36,729	$ 24,826
Dividend income	1,051	2,188
Foreign exchange gain (loss)	(6,277)	2,095
Gain (loss) on fair value adjustment of share purchase warrants held mandatorily measured at FVTNE	5,805	(8)
Other	(845)	(40)
Total other income (expense)	$ 36,463	$ 29,061